                                                                SUB-ITEM 77Q1(A)

                                AMENDMENT NO. 14
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                          AIM VARIABLE INSURANCE FUNDS

     This Amendment No. 14 to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (this "Amendment") amends, effective as of November 12, 2009, the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds dated as of September 14, 2005, as amended (the "Agreement").

     Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

     WHEREAS, the parties desire to amend the Agreement to add the following series of portfolios: Invesco V.I. Dividend Growth Fund, Invesco V.I. Global Dividend Growth Fund, Invesco V.I. High Yield Fund; Invesco V.I. Income Builder Fund, Invesco V.I. S&P 500 Index Fund, Invesco V.I. Select Dimensions Balanced Fund, Invesco V.I. Select Dimensions Dividend Growth Fund, Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund, Van Kampen V.I. Capital Growth Fund, Van Kampen V.I. Comstock Fund, Van Kampen V.I. Equity and Income Fund, Van Kampen V.I. Global Tactical Asset Allocation Fund, Van Kampen V.I. Global Value Equity Fund, Van Kampen V.I. Government Fund, Van Kampen V.I. Growth and Income Fund, Van Kampen V.I. High Yield Fund, Van Kampen V.I. International Growth Equity Fund, Van Kampen V.I. Mid Cap Growth Fund, Van Kampen V.I. Mid Cap Value Fund and Van Kampen V.I. Value Fund (collectively, the "Funds");

     WHEREAS, each of the Funds will have multiple share classes, each of which will be reflected on Schedule A, as amended hereby;

     NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of November 12, 2009.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                   "SCHEDULE A

                          AIM VARIABLE INSURANCE FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                                     CLASSES OF EACH PORTFOLIO
---------                                                     -------------------------
AIM V.I. Basic Balanced Fund                                  Series I shares
                                                              Series II shares
AIM V.I. Basic Value Fund                                     Series I shares
                                                              Series II shares
AIM V.I. Capital Appreciation Fund                            Series I shares
                                                              Series II shares
AIM V.I. Capital Development Fund                             Series I shares
                                                              Series II shares
AIM V.I. Core Equity Fund                                     Series I shares
                                                              Series II shares
AIM V.I. Diversified Income Fund                              Series I shares
                                                              Series II shares
AIM V.I. Dynamics Fund                                        Series I shares
                                                              Series II shares
AIM V.I. Financial Services Fund                              Series I shares
                                                              Series II shares
AIM V.I. Global Health Care Fund                              Series I shares
                                                              Series II shares
AIM V.I. Global Real Estate Fund                              Series I shares
                                                              Series II shares
AIM V.I. Government Securities Fund                           Series I shares
                                                              Series II shares
AIM V.I. High Yield Fund                                      Series I shares
                                                              Series II shares
AIM V.I. International Growth Fund                            Series I shares
                                                              Series II shares
AIM V.I. Large Cap Growth Fund                                Series I shares
                                                              Series II shares
AIM V.I. Leisure Fund                                         Series I shares
                                                              Series II shares
AIM V.I. Mid Cap Core Equity Fund                             Series I shares
                                                              Series II shares

AIM V.I. Money Market Fund                                    Series I shares
                                                              Series II shares
AIM V.I. PowerShares ETF Allocation Fund                      Series I shares
                                                              Series II shares
AIM V.I. Small Cap Equity Fund                                Series I shares
                                                              Series II shares
AIM V.I. Technology Fund                                      Series I shares
                                                              Series II shares
AIM V.I. Utilities Fund                                       Series I shares
                                                              Series II shares
Invesco V.I. Dividend Growth Fund                             Series I shares
                                                              Series II shares
Invesco V.I. Global Dividend Growth Fund                      Series I shares
                                                              Series II shares
Invesco V.I. High Yield Fund                                  Series I shares
                                                              Series II shares
Invesco V.I. Income Builder Fund                              Series I shares
                                                              Series II shares
Invesco V.I. S&P 500 Index Fund                               Series I shares
                                                              Series II shares
Invesco V.I. Select Dimensions Balanced Fund                  Series I shares
                                                              Series II shares
Invesco V.I. Select Dimensions Dividend Growth Fund           Series I shares
                                                              Series II shares
Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund  Series I shares
                                                              Series II shares
Van Kampen V.I. Capital Growth Fund                           Series I shares
                                                              Series II shares
Van Kampen V.I. Comstock Fund                                 Series I shares
                                                              Series II shares
Van Kampen V.I. Equity and Income Fund                        Series I shares
                                                              Series II shares
Van Kampen V.I. Global Tactical Asset Allocation Fund         Series I shares
                                                              Series II shares
Van Kampen V.I. Global Value Equity Fund                      Series I shares
                                                              Series II shares
Van Kampen V.I. Government Fund                               Series I shares
                                                              Series II shares

Van Kampen V.I. Growth and Income Fund                        Series I shares
                                                              Series II shares
Van Kampen V.I. High Yield Fund                               Series I shares
                                                              Series II shares
Van Kampen V.I. International Growth Equity Fund              Series I shares
                                                              Series II shares
Van Kampen V.I. Mid Cap Growth Fund                           Series I shares
                                                              Series II shares
Van Kampen V.I. Mid Cap Value Fund                            Series I shares
                                                              Series II shares
Van Kampen V.I. Value Fund                                    Series I shares
                                                              Series II shares"